Restricted cash	6 Months Ended
Jun. 30, 2020
Restricted Cash and Investments [Abstract]
Restricted cash	Restricted cash
Restricted cash as at June 30, 2020 and December 31, 2019 was as follows:

(In $ millions)	As at June 30, 2020	As at December 31, 2019
Accounts pledged as collateral for Senior Secured Notes (1)	30	24
Accounts pledged as collateral for performance bonds and similar guarantees (2)	48	104
Demand deposit pledged as collateral for tax related guarantee (3)	61	83
Other	32	31
Total restricted cash	171	242

(1)  In April 2020, Seabras Sapura repaid $6 million of related party and shareholder loans, with the cash proceeds held in escrow against a future redemption of senior secured notes.
(2) On February 24, 2020 we agreed with Danske Bank to reduce our guarantee facility from $90 million to $45 million. As a result, the cash collateral required to be held was reduced.
(3)  We placed a total of 330 million Brazilian Reais of collateral with BTG Pactual under a letter of credit agreement. This related to long-running tax disputes which are currently being litigated through the Brazilian courts. This is held as non-current within the Consolidated Balance Sheet.

Restricted cash is presented in our Consolidated Balance Sheets as follows:

(In $ millions)	As at June 30, 2020	As at December 31, 2019
Current restricted cash	80	135
Non-current restricted cash	91	107
Total restricted cash	171	242